Exhibit 32.2


                        CERTIFICATION OF PERIODIC REPORT
           As adopted to Section 906 of the Sarbanes-Oxley Act of 2002

I, Eric Friedman, the Vice President and Chief Financial Officer of Integrated BioPharma, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   May 14, 2004


                                      By:/s/ Eric Friedman
                                      --------------------
                                      Eric Friedman
                                      Vice President and Chief Financial Officer